UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 23, 2017

(Date of earliest event reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 2.02	Results of Operations and Financial Condition

On October 23, 2017, Potlatch Corporation (“Potlatch”) announced its results of operations and financial condition for the quarter ended September 30, 2017. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

Item 7.01	Regulation FD Disclosure

On October 23, 2017, Potlatch held a call with investors, discussing its financial results for the fiscal quarter ended September 30, 2017. The presentation used by the Company during the call is furnished as Exhibit 99.2 hereto.

On October 23, 2017, Potlatch announced that its Board of Directors declared a dividend of $0.40 per share. The press release containing this announcement is furnished as Exhibit 99.3 hereto.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report.

99.1	Press release issued by Potlatch Corporation, dated October 23, 2017, Potlatch Corporation Reports Third Quarter 2017 Results.

99.2	Earnings Release Presentation, dated October 23, 2017.

99.3	Press release issued by Potlatch Corporation, dated October 23, 2017, Potlatch Board Increases Dividend 7%.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Potlatch Corporation, dated October 23, 2017.

99.2	Earnings Release Presentation, dated October 23, 2017.

99.3	Press release issued by Potlatch Corporation, dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2017

POTLATCH CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary